GUIDESTONE FUNDS
Supplement dated April 7, 2021
to
Prospectus dated May 1, 2020
This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
I.  FEES AND EXPENSES CHANGES FOR THE STRATEGIC ALTERNATIVES FUND
Under the heading “Fees and Expenses” for the Strategic Alternatives Fund, on page 89, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following effective on or after April 30, 2021:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee(1)	1.02%	1.02%
Other expenses	0.14%	0.40%
Dividend or interest expense on short sales	0.11%	0.11%
Acquired fund fees and expenses	0.07%	0.07%
Total annual Fund operating expenses	1.34%	1.60%
Fee waiver(2)	(0.08%)	(0.02%)
Total annual Fund operating expenses (after fee waiver)	1.26%	1.58%
(1)
The management fee has been restated to reflect the estimated management fee for the current fiscal year.
(2)
The Adviser has agreed to pay, waive or assume expenses to the extent needed to limit total annual operating expenses (without regard to any expense reductions realized through the use of directed brokerage) excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) to 1.08% for the Institutional Class and 1.40% for the Investor Class (the “Expense Limitation”). This Expense Limitation applies to Fund operating expenses only and will remain in place from May 1, 2021 until April 30, 2022. If expenses fall below the levels noted above within three years from the date on which the Adviser made such payment, waiver or assumption, the Fund may reimburse the Adviser so long as the reimbursement does not cause the Fund to exceed the Expense Limitation on the date on which: (i) the expenses were paid, waived or assumed; or (ii) the reimbursement would be made, whichever is lower. The contractual Expense Limitation can only be terminated by the Board of Trustees of GuideStone Funds.
Under the heading “Fees and Expenses” for the Strategic Alternatives Fund, on page 89, the Expense Example table is deleted in its entirety and replaced with the following effective on or after April 30, 2021:
	Institutional Class	Investor Class
1 Year	$ 128	$ 161
3 Years	$ 417	$ 503
5 Years	$ 726	$ 869
10 Years	$1,606	$1,898
II.  SUB-ADVISER CHANGES FOR THE STRATEGIC ALTERNATIVES FUND
Effective on or after April 30, 2021, AQR Capital Management, LLC (“AQR”), Forward Management, LLC d/b/a Salient (“Salient”), Broadmark Asset Management LLC (“Broadmark”) and SSI Investment Management LLC (“SSI”) will become new sub-advisers to the Strategic Alternatives Fund. In addition, Allianz Global Investors U.S. Inc. ("Allianz") and Neuberger Berman Investment Advisers LLC ("Neuberger Berman") will no longer serve as sub-advisers to the Strategic Alternatives Fund. Upon effectiveness of their terminations, all references to Allianz and Neuberger Berman are deleted in their entirety.
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In the section “Sub-Advisers and Portfolio Managers” for the Strategic Alternatives Fund, on page 97, the following disclosures are added in alphabetical order:

AQR Capital Management, LLC
Michele L. Aghassi, Ph.D. Principal	Since April 2021
Andrea Frazzini, Ph.D. Principal	Since April 2021
John J. Huss Principal	Since April 2021
Ronen Israel Principal	Since April 2021
Lars N. Nielsen Principal	Since April 2021

Forward Management, LLC (d/b/a Salient) and Broadmark Asset Management LLC
Christopher J. Guptill Co-Chief Executive Officer and Chief Investment Officer of Broadmark Asset Management LLC	Since April 2021

SSI Investment Management LLC
George M. Douglas, CFA Chief Investment Officer and Managing Principal	Since April 2021
Dagney Maseda Portfolio Manager	Since April 2021
Alexander W. Volz Portfolio Manager	Since April 2021
Under the heading “Sub-Advisers,” beginning on page 181, the following disclosures pertaining to AQR, Salient and Broadmark and SSI are added in alphabetical order for the Strategic Alternatives Fund:
AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR is a Delaware limited liability company formed in 1998. AQR provides discretionary investment management services to registered investment companies, collective investment vehicles, private investment partnerships, foreign investment companies and separately managed accounts. AQR focuses on providing quantitative investment analysis, which relies on the firm’s proprietary models, utilizing a set of valuation, momentum and other factors, to generate views on securities and apply them in a disciplined and systematic process. As of December 31, 2020, AQR had approximately $140.0 billion in assets under management. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the assigned portion of the Strategic Alternatives Fund are Michele L. Aghassi, Ph.D., Andrea Frazzini, Ph.D., John J. Huss, Ronen Israel and Lars N. Nielsen, each a Principal of AQR. Dr. Aghassi has been at AQR since 2005, Dr. Frazzini has been at AQR since 2008, Mr. Huss has been at AQR since 2013, Mr. Israel has been at AQR since 1999 and Mr. Nielsen has been at AQR since 2000.
Forward Management, LLC (d/b/a Salient) (“Salient”) and Broadmark Asset Management LLC (“Broadmark”) are located at 244 California Street, Suite 200, San Francisco, California 94111 and 1808 Wedemeyer Street, Suite 210, San Francisco, California 94129, respectively: Salient is a registered investment adviser that commenced operations in 1998 and provides investment management services to separately managed accounts, investment advisory services to registered investment companies, asset allocation services to institutional investors, model portfolio services to certain clients and advisory services through wrap fee programs. As of December 31, 2020, the firm had approximately $1.1 billion in assets under management. For Salient’s assigned portion of the Strategic Alternatives Fund, Salient has engaged Broadmark to act as sub-subadviser. Broadmark commenced operations in 1999, has been a registered investment adviser since 2000 and is an affiliate of Salient. Broadmark provides investment advisory services to separately managed accounts, registered investment companies, asset management firms and pooled investment vehicles intended for sophisticated investors and institutional investors. As of December 31, 2020, Broadmark had approximately $782.9 million in assets under management. The portfolio manager who is primarily
ii

responsible for the day-to-day management of the portfolio account is Christopher J. Guptill, Co-Chief Executive Officer and Chief Investment Officer of Broadmark since its inception in 1999. Mr. Guptill has over 30 years of investment experience.
SSI Investment Management LLC (“SSI”), 9440 Santa Monica Boulevard, 8th Floor, Beverly Hills, California 90210: SSI, a Delaware limited liability company, is a registered investment adviser and has been providing asset management services, including its predecessor, since 1973. SSI serves as an investment adviser to separately managed accounts, investment sub-adviser to open-end investment companies under the 1940 Act and as a general partner of an investment limited partnership. As of December 31, 2020, the firm had assets under management of approximately $2.5 billion. SSI uses a team approach to manage the firm’s assigned portion of the Strategic Alternatives Fund. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the portfolio account are George M. Douglas, CFA, Chief Investment Officer and Managing Principal, Dagney Maseda, Portfolio Manager, and Alexander W. Volz, Portfolio Manager. Messrs. Douglas and Volz and Ms. Maseda each have more than 15 years of experience with SSI.
III.  PORTFOLIO MANAGER UPDATES FOR THE STRATEGIC ALTERNATIVES FUND
Effective no later than April 30, 2021, Perry Li, CFA, FRM, Michael Zaslavsky, CFA, and Alex Zweber, CFA will no longer serve as portfolio managers to the portion of the Strategic Alternatives Fund managed by Parametric Portfolio Associates LLC (“Parametric”). All references to Messrs. Li, Zaslavsky and Zweber are deleted in their entirety.
In the section “Sub-Advisers and Portfolio Managers” for the Strategic Alternatives Fund, on page 97, the disclosure for Parametric is deleted in its entirety and replaced with the following:

Parametric Portfolio Associates LLC
Paul Bouchey, CFA Global Head of Research	Since November 2020
Richard Fong, CFA Senior Portfolio Manager	Since November 2020
Justin Henne, CFA Managing Director, Investment Strategy	Since November 2020
Thomas Seto Head of Investment Management	Since November 2020
Under the heading “Sub-Advisers,” the disclosure pertaining to Parametric for the Strategic Alternatives Fund, beginning on page 181, is deleted in its entirety and replaced with the following:
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, ETFs, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of December 31, 2020, Parametric had total firm assets under management of approximately $358.5 billion. Parametric uses a team approach to manage any assigned portion of the Strategic Alternatives Fund. The team includes Paul Bouchey, CFA, Global Head of Research, Richard Fong, CFA, Senior Portfolio Manager, Justin Henne, CFA, Managing Director, Investment Strategy, and Thomas Seto, Head of Investment Management. Messrs. Bouchey, Fong, Henne and Seto have been with the firm for more than five years.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
iii

GUIDESTONE FUNDS
Supplement dated April 7, 2021
to
Statement of Additional Information (“SAI”) dated May 1, 2020
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  SUB-ADVISER CHANGES FOR THE STRATEGIC ALTERNATIVES FUND
Effective on or after April 30, 2021, AQR Capital Management, LLC (“AQR”), Forward Management, LLC d/b/a Salient (“Salient”), Broadmark Asset Management LLC (“Broadmark”) and SSI Investment Management LLC (“SSI”) will become new sub-advisers to the Strategic Alternatives Fund. In addition, Allianz Global Investors U.S. Inc. ("Allianz") and Neuberger Berman Investment Advisers LLC ("Neuberger Berman") will no longer serve as sub-advisers to the Strategic Alternatives Fund. Upon effectiveness of their terminations, all references to Allianz and Neuberger Berman are deleted in their entirety.
In the section entitled Control Persons of Sub-Advisers for the Strategic Alternatives Fund, beginning on page 67, the following disclosures are added in alphabetical order:
AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, Greenwich, Connecticut 06830: AQR, a Delaware limited liability company founded in 1998, is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford Asness, Ph.D., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.
Broadmark Asset Management LLC (“Broadmark”), 1808 Wedemeyer Street, Suite 210, San Francisco, California 94129: Broadmark is a Delaware limited liability company and registered as an investment adviser with the SEC in 2000. Broadmark’s principal owners are its employees in the aggregate (as a group), Salient and the Barbara G. Keeley Revocable Trust. As of December 31, 2020, Salient owned 47.46% of Broadmark’s outstanding voting securities.
Forward Management, LLC (d/b/a Salient) (“Salient”), 244 California Street, Suite 200, San Francisco, California 94111: Salient, a Delaware limited liability company, commenced operations in 1998 and is a wholly-owned subsidiary of Salient Partners, L.P., a Houston-based investment firm.
SSI Investment Management LLC (“SSI”), 9440 Santa Monica Boulevard, 8th Floor, Beverly Hills, California 90210: SSI, a Delaware limited liability company, is owned approximately 52% by Resolute Investment Managers Inc. (“Resolute”), a diversified, multi-affiliate asset management platform, and approximately 48% by SSI officers, with approximately 46.5% owned by Team SSI LLC, an entity controlled by SSI officers. Resolute is an indirect wholly-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P. George M. Douglas, CFA, Chief Investment Officer and Managing Principal of SSI, is a material indirect owner of SSI through Team SSI LLC.
In the section disclosing Portfolio Manager Compensation, beginning on page 84, the following disclosures pertaining to Salient and Broadmark and SSI are added in alphabetical order:
Forward Management, LLC (d/b/a Salient) (“Salient”) and Broadmark Asset Management LLC (“Broadmark”). Salient has engaged Broadmark to provide investment advisory services (i.e., serve as a sub-subadviser).
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Broadmark compensates its portfolio managers through a fixed annual salary, a discretionary bonus based upon the profitability of the firm and equity in the firm.
SSI Investment Management LLC (“SSI”). SSI compensates the firm’s investment professionals through a combination of base salary, an annual performance-based bonus and stock options. The performance bonus is based on the investment professional’s individual contribution to the product’s performance, the team’s performance and success of the firm. SSI generally reviews performance over the prior 12 months compared against a broad-based benchmark (e.g., Bloomberg Barclays 1-3 Month US Treasury Bill Index). The firm also compares performance against an internal proprietary peer group over the same period. This peer group includes peers that are market neutral but may not be the same strategy.
In the “Appendix C – Descriptions of Proxy Voting Policies and Procedures,” the following disclosures pertaining to Broadmark, Salient and SSI are added in alphabetical order:
Broadmark Asset Management LLC (“Broadmark”). Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Broadmark has discretion to vote the proxies of clients, the firm will vote those proxies in the best interest of clients and in accordance with these policies and procedures. Broadmark employs the services of Broadridge, an un-affiliated proxy firm, to assist in the electronic record keeping and management of the proxy process with respect to client securities.
Broadridge, through its ProxyEdge voting service, notifies Broadmark of annual meetings and ballots and provides the ability to manage, track, reconcile and report proxy voting through electronic delivery of ballots, online voting, integrated reporting and recordkeeping. The director of investment operations is responsible for monitoring and cross referencing holdings and account information pertaining to the proxy received from ProxyEdge while the chief compliance officer oversees the process to assure that all proxies are being properly voted and appropriate records are being retained.
All proxies received by Broadmark are sent to the portfolio manager. The portfolio manager then reviews the information and votes according to the guidelines set forth below.
In the absence of specific voting guidelines from the client, Broadmark will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Broadmark believes that voting proxies in accordance with the following guidelines is in the best interests of clients.
•
Generally, Broadmark will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors and increases in or reclassification of common stock.
•
Generally, Broadmark will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights and create supermajority voting.
For other proposals, Broadmark shall determine whether a proposal is in the best interests of clients and may take into account the following factors, among others: (i) whether the proposal was recommended by management and Broadmark’s opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.
The chief compliance officer with the portfolio manager will identify any conflicts that exist between the interests of Broadmark and the firm’s clients. This examination will include a review of the relationship of Broadmark and the firm’s affiliates with the issuer of each security and any of the issuer’s affiliates to determine if the issuer is a client of Broadmark or an affiliate of Broadmark or has some other relationship with Broadmark or a client of Broadmark. If a material conflict exists, Broadmark will determine whether voting in accordance with the voting guidelines and factors described previously is in the best interests of the client. Broadmark will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended, give the clients the opportunity to vote their proxies themselves.
Forward Management, LLC (d/b/a Salient) (“Salient”). Salient will vote proxies for securities held in portfolios and client accounts as to which Salient has voting authority, either directly or indirectly. Salient shall vote proxies for securities owned by or on behalf of a client in the client’s best interests and without regard to the interests of the firm or any other client.
In the absence of specific voting guidelines from the client, Salient will vote proxies in the best interests of clients. Salient’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client.
Salient has contracted with Glass, Lewis & Co., LLC (“Glass Lewis”) to handle administration and voting of client proxies and has directed Glass Lewis to vote all client proxies in accordance with Glass Lewis’ recommendations. Glass Lewis’ proxy analysis is focused on the economic and financial consequences of voting and therefore on improving medium- to long-term value and mitigating risk at public companies. The firm’s approach to enhancing overall corporate value growth through effective proxy voting is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. In addition to corporate governance, Glass Lewis’ research on proxies analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect the quality of board oversight and company transparency. The following examples illustrate Glass Lewis’ general guidelines with respect to proxy votes in certain areas:
•
Board of Directors. The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value of the medium- and long-term. Glass Lewis believes that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance and have members with a breadth and depth of relevant experience.
•
Governance Structure and the Shareholder Franchise. With respect to anti-takeover measures, Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. However, in certain circumstances, Glass Lewis will recommend supporting a limited poison pill to accomplish a particular objective. Glass Lewis typically recommends that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominations. Glass Lewis reviews cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure.
•
Governance Shareholder Initiatives. Glass Lewis generally recommends supporting shareholder proposals calling for the elimination or removal of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. Glass Lewis generally recommends supporting proposals likely to promote the furtherance of shareholder rights. It also generally recommends proposals seeking to promote director accountability and to improve compensation practices.
Because Salient does not exercise discretion in voting proxies for clients but routinely votes proxies according to the recommendations of Glass Lewis, no potential conflict of interests between Salient and a client should actually affect the voting of proxies. However, should a conflict arise, Salient will use one of the following methods to resolve such conflict, provided such method results in a decision to vote proxies that is based on the client’s best interest and is not the product of the conflict: (i) vote as recommended by an additional third-party service if Salient utilizes such a service; (ii) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not clients of Salient; (iii) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (iv) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (v) if agreed upon in writing with the client, forward the proxies to the affected clients allowing them to vote their own proxies.
SSI Investment Management LLC (“SSI”). SSI votes proxies for the investment portfolio of any client with respect to which that client has granted the firm (a) discretionary proxy voting authority; or (b) discretionary investment authority without expressly retaining proxy voting authority (“Discretionary Accounts”).
SSI has retained an independent third party proxy service provider, Institutional Shareholder Services (“ISS”), to provide research and recommendations on proxy issues, assistance in the administration of the proxy process, including maintaining complete proxy voting records. ISS has authority to vote the proxies for each Discretionary Account, in accordance with the Proxy Voting Policies.
SSI monitors ISS’s capacity, competency and conflict management procedures to ensure that the firm continues to vote proxies in the best interests of the Discretionary Accounts. As part of SSI’s ongoing oversight of ISS, the firm performs periodic due diligence and review a reasonable sample of votes to confirm ISS has cast the votes in a manner consistent with the Proxy Voting Policies set forth below. SSI will review a sample of proxy votes to ensure ISS will vote in manner consistent with the firm’s expectations.
SSI, through ISS, will vote all proxies on behalf of the Discretionary Accounts after carefully considering all proxy solicitation materials and other relevant facts. SSI has instructed ISS to make all voting decisions on behalf of a Discretionary Account based solely on the determination of the best interests of that Discretionary Account. The firm will use reasonable efforts respond to each proxy solicitation by the deadline for such response. The individual responsible for overseeing the adherence to the policies and procedures related to proxy voting (Proxy Control Associate) may designate an appropriate employee of SSI to be responsible for ensuring that all proxy statements are received and that the firm responds to them in a timely manner.
The Proxy Voting Polices of SSI are as follows:
•
SSI will vote for a proposal when the firm believes that the proposal serves the best interests of a Discretionary Account whose proxy is solicited because, on balance, the following factors predominate: (i) the proposal has a positive economic effect on shareholder value; (ii) the proposal poses no threat to existing rights of shareholders; (iii) the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and (iv) the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.
•
SSI will vote against a proposal if the firm believes that, on balance, the following factors predominate: (i) the proposal has an adverse effect on shareholder value; (ii) the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal; (iii) the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal; (iv) the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; and (v) the proposal is a shareholder initiative that the firm believes wastes time and resources of the company or reflects the grievance of one individual.
•
SSI will abstain from voting proxies when the firm believes that it is appropriate. Usually this occurs when the firm believes that a proposal holds negative but non-quantifiable implications for shareholder value but may express a legitimate concern.

•
From time to time, ISS provides the firm more detailed proxy voting guidelines, in accordance with the Proxy Voting Policies, the most recent version of which SSI maintains and will be followed by ISS when voting proxies.
Due to the size and nature of SSI’s operations and the firm’s limited affiliations in the securities industry, SSI does not expect that material conflicts of interest will arise between the firm and a Discretionary Account over proxy voting. SSI recognizes, however, that such conflicts may arise from time to time, such as, for example, when the firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, SSI will vote all proxies in accordance with the firm’s Proxy Voting Policies. SSI does not place its own interests ahead of interests of the firm’s Discretionary Accounts in voting proxies. When voting proxies, the firm does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.
If SSI determines that the Proxy Voting Policies do not adequately address a material conflict of interest related to a proxy, the firm will provide the affected client with copies of all proxy solicitation materials received by the firm with respect to that proxy, notify that client of the actual or potential conflict of interest and of the firm’s intended response to the proxy request (which response will be in accordance with the Proxy Voting Policies), and request that the client consent to the firm’s intended response. With respect to any investment fund of which the SSI serves as manager or general partner or in a similar capacity, the firm will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors. If the client (or a majority in interest of the investors in an Investment Fund) consents to the firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, SSI will vote the proxy as described in the notice. If the client (or a majority in interest of the investors in an Investment Fund) objects to the firm’s intended response, SSI will vote the proxy as directed by the client (or a majority in interest of the investors in an Investment Fund).
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II.  CHANGES TO OTHER ACCOUNTS MANAGED
The Other Accounts Managed table, beginning on page 73, is amended as follows to update the disclosure for AQR and to add disclosures for Salient and Broadmark and SSI in alphabetical order. The information is current as of December 31, 2020.
Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
AQR Capital Management, LLC
Michele L. Aghassi, Ph.D.	28	$ 14,979	8	$ 5,334	11	$ 4,803	1	$ 135	5	$ 3,740	4	$ 1,850
Clifford S. Asness, Ph.D.	21	$ 7,778	21	$ 8,814	41	$ 22,905	N/A	N/A	19	$ 7,429	17	$ 9,058
Andrea Frazzini, Ph.D.	32	$ 16,180	13	$ 6,342	24	$ 14,866	1	$ 135	10	$ 4,748	6	$ 3,874
John C. Huss	4	$ 4,534	21	$ 12,912	1	$ 343	N/A	N/A	19	$ 12,132	N/A	N/A
Ronen Israel	40	$ 21,897	29	$ 8,877	30	$ 18,546	1	$ 135	26	$ 7,282	11	$ 7,510
Michael Katz, Ph.D.	5	$ 1,230	13	$ 5,028	2	$ 1,606	N/A	N/A	12	$ 4,971	1	$ 328
John M. Liew, Ph.D.	9	$ 3,219	15	$ 7,246	22	$ 12,017	N/A	N/A	14	$ 6,043	9	$ 5,500
Lars N. Nielsen	37	$ 21,101	29	$ 8,877	30	$ 18,546	1	$ 135	26	$ 7,282	11	$ 7,510
Forward Management, LLC (d/b/a Salient) and Broadmark Asset Management LLC
Christopher J. Guptill Broadmark Asset Management LLC	2	$ 363	N/A	N/A	4	$ 420	N/A	N/A	N/A	N/A	3	$ 7
SSI Investment Management LLC
George M. Douglas, CFA	3	$ 581	1	$ 8	1	$ 2	N/A	N/A	1	$ 8	N/A	N/A
Dagney Maseda	2	$ 290	1	$ 8	1	$ 2	N/A	N/A	1	$ 8	N/A	N/A
Alexander W. Volz	2	$ 290	1	$ 8	1	$ 2	N/A	N/A	1	$ 8	N/A	N/A
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE